UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                CURRENT REPORT Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 19, 2004

Commission     Exact names of registrants as specified in        IRS Employer
File Number    their charters, state of incorporation,           Identification
               address of principal executive offices,           Number
               and telephone number

1-15929        PROGRESS ENERGY, INC.                               56-2155481
               410 South Wilmington Street
               Raleigh, North Carolina 27601-1748
               Telephone:  (919) 546-6111
               State of Incorporation:  North Carolina

1-8349         FLORIDA PROGRESS CORPORATION                        59-2147112
               410 South Wilmington Street
               Raleigh, North Carolina 27601-1748
               Telephone:  (919) 546-6111
               State of Incorporation:  Florida

1-3382         CAROLINA POWER & LIGHT COMPANY                      56-0165465
               d/b/a Progress Energy Carolinas, Inc.
               410 South Wilmington Street
               Raleigh, North Carolina 27601-1748
               Telephone:  (919) 546-6111
               State of Incorporation:  North Carolina

1-3274         FLORIDA POWER CORPORATION                           59-0247770
               d/b/a Progress Energy Florida, Inc.
               100 Central Avenue
               St. Petersburg, Florida 33701-3324
               Telephone:  (727) 820-5151
               State of Incorporation:  Florida

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Florida Progress Corporation, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

Section 2 Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Between October 19, 2004 and November 1, 2004, Progress Energy, Inc. ("Progress Energy") and its subsidiaries Carolina Power & Light Company, d/b/a Progress Energy Carolinas, Inc. ("PEC") and Florida Power Corporation, d/b/a Progress
Energy Florida, Inc. ("PEF") (collectively, the "Companies") borrowed a net total of $535 million ($365 million by Progress Energy; $115 million by PEC; and $55 million by PEF) under certain long-term revolving credit facilities. In addition, PEF and PEC borrowed $170 million and $90 million, respectively, under their short-term credit facilities. The Companies will use the borrowed funds to pay off maturing commercial paper and for other cash needs. This action was taken due to the uncertain impact on the Companies' ability to access the commercial paper markets resulting from recent ratings actions taken by Standard & Poor's ("S&P") credit rating agency and Moody's Investor Services ("Moody's"). Both S&P and Moody's ratings agencies changed their outlook for Progress Energy to negative from stable. To date, the Companies' access to the commercial paper markets has not been materially impacted by the rating agencies' actions. The
Companies are still assessing the impacts of the rating agencies' actions, but have not experienced and do not anticipate any material liquidity concerns from such actions.

The Companies' long-term credit facilities were arranged through a syndication of financial institutions and support the Companies' commercial paper programs. The Progress Energy five-year facility expires on August 5, 2009. The PEC three-year facility expires on July 31, 2005 and the PEF three-year facility expires on April 1, 2006. Borrowings under each facility must be repaid by the expiration date of that facility.

Each of the credit facilities contains various cross default and other acceleration provisions and has been previously disclosed and filed with the Securities and Exchange Commission. In addition, the Companies' filings with the Securities and Exchange Commission provide additional discussion of the risks associated with a credit ratings downgrade. You should carefully review such filings, particularly the "Risk Factors" section of the Companies' Forms 10-K for the year ended December 31, 2003.

This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include, but are not limited to, the following: the impact of fluid and complex government laws and regulations, including those relating to the environment; deregulation or restructuring in the electric industry that may result in increased competition and unrecovered (stranded) costs; the uncertainty regarding the timing, creation and structure of regional transmission organizations; weather conditions that directly influence the demand for electricity; the ability of PEC and PEF to recover through the regulatory process, and the timing of, the costs associated with the four hurricanes that impacted our service territory in 2004 or other significant weather events; recurring seasonal fluctuations in demand for electricity; fluctuations in the price of energy commodities and purchased power; economic fluctuations and the corresponding impact on Progress Energy and its subsidiaries' (the "Company") commercial and industrial customers; the ability of Progress Energy's subsidiaries to pay upstream dividends or distributions to it; the impact on the facilities and the businesses of the Company from a terrorist attack; the inherent risks associated with the operation of nuclear facilities, including environmental, health, regulatory and financial risks; the ability to successfully access capital markets on favorable terms; the impact that increases in leverage may have on the Company; the ability of the Company to maintain its current credit ratings; the impact of derivative contracts used in the normal course of business by the Company; investment performance of pension and benefit plans and the ability to control costs; the availability and use of Internal Revenue Code Section 29 (Section 29) tax credits by synthetic fuel producers and the Company's continued ability to use Section 29 tax credits related to its coal and synthetic fuels businesses; the impact to the Company's financial condition and performance in the event it is determined that the Company is not entitled to previously taken Section 29 tax credits; the Company's ability to manage the risks involved with the operation of its nonregulated plants, including dependence on third parties and related counter-party risks, and a lack of operating history; the Company's ability to manage the risks associated with its energy marketing operations; the outcome of any ongoing or future litigation or similar disputes and the impact of any such outcome or related settlements; and unanticipated changes in operating expenses and capital expenditures. Many of these risks similarly impact the Company's subsidiaries.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                PROGRESS ENERGY, INC.,
                                FLORIDA PROGRESS CORPORATION,
                                CAROLINA POWER & LIGHT COMPANY
                                d/b/a PROGRESS ENERGY CAROLINAS, INC. and
                                FLORIDA POWER CORPORATION
                                d/b/a PROGRESS ENERGY FLORIDA, INC.
                                -----------------------------------
                                Registrants



                                By:  /s/ Geoffrey S. Chatas
                                     ----------------------
                                     Geoffrey S. Chatas
                                     Executive Vice President and
                                     Chief Financial Officer


Date:  November 3, 2004